VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT

DECEMBER 31, 2025

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Insurance Commissioner of the Commonwealth of Massachusetts Division of Insurance, acting as Receiver of Monarch Life Insurance Company, and the Policyowners of Variable Account B of Monarch Life Insurance Company

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the divisions of Variable Account B of Monarch Life Insurance Company indicated in the table below as of December 31, 2025 (other than Conservative Balanced Fund, which only includes a statement of operations and changes in net assets for the period January 1, 2024 to April 26, 2024 (date of merger)), and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Variable Account B of Monarch Life Insurance Company as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

U.S. Government Money Fund (1)

Discovery Mid Cap Growth Fund (1)

Discovery Large Cap Fund (1)*

Global Strategic Income Fund (1)

Core Plus Bond Fund (1)

Equity and Income Fund (2)

Conservative Balanced Fund (3)

(1)	Statement of operations and changes in net assets for the years ended December 31, 2025 and 2024.
(2)	Statement of operations and changes in net assets for the year ended December 31, 2025 and the period April 26, 2024 (commencement of operations) to December 31, 2024.
(3)	Statement of operations and changes in net assets for the period January 1, 2024 to April 26, 2024 (date of merger).
*	Effective April 30, 2025, Capital Appreciation Fund was renamed to Discovery Large Cap Fund.

Basis for Opinions

These financial statements are the responsibility of the Monarch Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Variable Account B of Monarch Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Variable Account B of Monarch Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

www.pwc.com/us	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210 (617) 530 5000

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2026

We have served as the auditor of one or more of the divisions of Variable Account B of Monarch Life Insurance Company since 1991.

2

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF NET ASSETS AT DECEMBER 31, 2025

Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
U.S. Government Money Fund	$2,152,477	2,152,477	$1.00	$2,152,477	$—	$(53,324)	$2,099,152
Discovery Mid Cap Growth Fund	8,413,659	114,990	75.21	8,648,368	—	(81,531)	8,566,837
Discovery Large Cap Fund*	16,466,017	337,587	63.25	21,352,351	—	(313,572)	21,038,779
Global Strategic Income Fund	808,450	182,427	4.57	833,689	—	(4,144)	829,546
Core Plus Bond Fund	684,490	117,143	5.85	685,285	—	(130,042)	555,243
Equity and Income Fund	11,133,218	643,828	18.27	11,762,738	—	(41,504)	11,721,234

*	Effective April 30, 2025, Capital Appreciation Fund was renamed to Discovery Large Cap Fund.

The accompanying notes are an integral part of these financial statements.

3

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2025

	U.S. Government Money Fund Division	Core Plus Bond Fund Division	Discovery Mid Cap Growth Fund Division	Discovery Large Cap Fund Division*	Equity and Income Fund Division	Global Strategic Income Fund Division
Investment Income:
Dividends	$66,899	$28,666	$—	$—	$235,779	46,583
Expenses:
Risk Charges and Administrative Expenses	(12,177)	(4,501)	(51,841)	(136,106)	(70,579)	(4,690)
Transaction Charges	—	—	—	—	—	—

Net Investment Income (Loss)	54,722	24,165	(51,841)	(136,106)	165,200	41,893

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	—	(1,723)	(51,279)	551,953	26,895	(4,013)
Net Unrealized Gains (Losses)	—	22,289	(296,565)	(563,295)	486,379	52,252
Capital Gain Distributions	—	—	729,843	2,514,423	598,936	—

Net Gains	—	20,566	381,999	2,503,081	1,112,210	48,239

Net Increase in Net Assets
Resulting from Operations	54,722	44,731	330,158	2,366,975	1,277,410	90,132

Transfers of Net Premiums	—	—	—	—	—	—
Transfers of Policy Loading, Net	—	—	—	—	—	—
Transfers Due to Deaths	(84,772)	(157,581)	(138,491)	(441,102)	(130,907)	(14,355)
Transfers Due to Other Terminations	(409,255)	(97,120)	(92,221)	(1,305,420)	(156,844)	(5,198)
Transfers Due to Policy Loans	49,184	415	794,383	43,117	170,229	57,639
Transfers of Cost of Insurance	(79,183)	(17,687)	(155,033)	(420,140)	(228,816)	(23,369)
Transfers of Net Loan Cost	(7,138)	(718)	(13,938)	(21,825)	(14,981)	(1,079)
Transfers Among Investment Divisions	777,104	(9,593)	(210,691)	(537,246)	(19,575)	—

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	245,940	(282,284)	184,010	(2,682,616)	(380,894)	13,638

Total Increase (Decrease) in Net Assets	300,662	(237,553)	514,168	(315,641)	896,516	103,770
Net Assets - Beginning of Year	1,798,490	792,797	8,052,669	21,354,420	10,824,718	725,775

Net Assets - End of Year	$2,099,152	$555,243	$8,566,837	$21,038,779	$11,721,234	$829,546

*	Effective April 30, 2025, Capital Appreciation Fund was renamed to Discovery Large Cap Fund.

The accompanying notes are an integral part of these financial statements.

4

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2024

	U.S. Government	Core Plus	Discovery	Capital	Conservative	Equity and	Global Strategic
	Money	Bond	Mid Cap	Appreciation	Balanced	Income	Income
	Fund	Fund	Growth Fund	Fund	Fund	Fund	Fund
	Division	Division	Division	Division	Division*	Division**	Division
Investment Income:
Dividends	$96,696	$31,503	$—	$—	$279,068	$194,382	$22,435
Expenses:
Risk Charges and Administrative Expenses	(13,400)	(5,376)	(51,828)	(127,372)	(21,817)	(47,238)	(3,010)
Transaction Charges	—	—	—	—	—	—	—

Net Investment Income (Loss)	83,296	26,127	(51,828)	(127,372)	257,251	147,144	19,425

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	—	(4,908)	(152,641)	187,068	185,864	14,150	(26,436)
Net Unrealized Gains (Losses)	—	(1,916)	1,881,030	5,417,497	(194,028)	143,141	20,549
Capital Gain Distributions	—	—	—	—	—	417,158	—

Net Gains and (Losses)	—	(6,824)	1,728,389	5,604,565	(8,164)	574,449	(5,887)

Net Increase (Decrease) in Net Assets
Resulting from Operations	83,296	19,303	1,676,561	5,477,193	249,087	721,593	13,538

Transfers of Net Premiums	—	—	—	—	—	—	—
Transfers of Policy Loading, Net	—	—	—	—	—	—	—
Transfers Due to Deaths	(234,592)	(83,664)	(549,540)	(194,999)	28,927	(220,297)	(92,777)
Transfers Due to Other Terminations	(42,669)	(19,263)	(411,424)	(362,678)	(188,211)	(6,861)	313
Transfers Due to Policy Loans	38,233	1,510	35,124	64,730	(1,060)	(117,755)	1,404
Transfers of Cost of Insurance	(87,701)	(21,142)	(170,272)	(391,526)	(32,721)	(176,969)	(19,825)
Transfers of Net Loan Cost	(14,198)	(772)	(17,577)	(20,924)	6,247	(23,820)	(1,298)
Transfers Among Investment Divisions	(102,117)	(38,365)	(428,092)	25,445	(10,619,624)	10,648,827	513,925

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(443,044)	(161,696)	(1,541,781)	(879,952)	(10,806,442)	10,103,125	401,742

Total Increase (Decrease) in Net Assets	(359,748)	(142,393)	134,780	4,597,241	(10,557,355)	10,824,718	415,280
Net Assets - Beginning of Year	2,158,238	$935,190	7,917,889	16,757,179	10,557,355	—	310,495

Net Assets - End of Year	$1,798,490	$792,797	$8,052,669	$21,354,420	$—	$10,824,718	$725,775

*	The activities of this Fund are for the period from January 1, 2024 to April 26, 2024. Refer to Note 1 for details.
**	The activities of this Fund are for the period from April 26, 2024 to December 31, 2024. Refer to Note 1 for details.

The accompanying notes are an integral part of these financial statements.

5

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act). Each of the six investment divisions of the Account are invested solely in the shares of six corresponding separate funds of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Funds), an open-end series management investment company registered under the 1940 Act. The Funds’ investment advisor is Invesco Advisers, Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

Management has recorded its best estimate of loss reserves within Monarch Life’s financial statements based on current known facts and circumstances. While management believes this estimate to be reasonable, there exists significant uncertainty inherent in the estimation of loss reserves, and ultimate results may differ materially from these estimates which could have an adverse impact on Monarch Life’s results and financial condition. Factors contributing to the uncertainty includes the ability to achieve expense reductions, deviation from historical termination rates and volatility in the run-off of disability income and variable life businesses, adverse persistency, morbidity and mortality, along with a prolonged period of low interest rates.

6

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 1-ORGANIZATION (Continued)

If Monarch Life’s financial results prove worse than those estimated in their cash flow testing projections, the Receiver could, among other things, propose a plan of rehabilitation that would modify Monarch Life’s insurance obligations. If circumstances made such a plan not feasible (reasonably expected to return Monarch Life to solvency) then liquidation, and the consequent triggering of the insurer guaranty association system, is also possible. (Monarch Life has sought to secure its obligations to variable life policyholders through the combined effect of the Separate Accounts and a court-approved escrow account. Monarch Life therefore expects that there would be no adverse impact on variable life policyholders due to a plan of rehabilitation or liquidation.)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

Effective April 26, 2024, Conservative Balanced Fund merged into Equity and Income Fund.

Effective April 30, 2025, Capital Appreciation Fund was renamed to Discovery Large Cap Fund.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective Funds each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2025, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements.

Recent Accounting Pronouncements

Effective for the annual reporting period ended December 31, 2024, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The adoption of the ASU impacted only the financial statement disclosures and did not affect the Account’s financial position or its results of its operations.

Segment Reporting

The Account is an independent accounting entity established by the resolution of Monarch Life’s board of directors to engage in a single -line of business for Monarch Life’s variable life insurance policies. The Account is comprised of one or more investment division(s) to invest in its specific corresponding Portfolio or Fund. Each division of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (“CODM”) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segment(s) are the same as those described in Note 2: Significant Accounting Policies.

The Account’s CODM is comprised of the chief financial officer and vice president of variable products of Monarch Life. The measure of segment profit or loss is reported on the Statements of Operations and Changes in Net Assets as “Net Increase (Decrease) in Net Assets Resulting from Principal Transactions” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are charges for mortality and expense risk and administration, and transaction charges, which are reported separately on the Statement(s) of Operations.

7

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2025 are shown below:

	Purchases	Sales
U.S. Government Money Fund	$1,663,110	$1,336,420
Core Plus Bond Fund	28,828	175,197
Discovery Mid Cap Growth Fund	1,559,605	659,007
Discovery Large Cap Fund*	2,813,401	2,906,047
Global Strategic Income Fund	103,976	48,146
Equity and Income Fund	1,014,526	623,684

*	Effective April 30, 2025, Capital Appreciation Fund was renamed to Discovery Large Cap Fund.

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

	2025			2024
	Issued	Redeemed	Net Increase (Decrease)	Issued	Redeemed	Net Increase (Decrease)
U.S. Government Money Fund Division	57,836	(48,051)	9,785	44,189	(60,110)	(15,921)
Core Plus Bond Fund Division	16	(16,411)	(16,395)	138	(14,891)	(14,753)
Discovery Mid Cap Growth Fund Division	2,849	(2,193)	656	141	(6,140)	(5,999)
Discovery Large Cap Fund Division*	592	(5,475)	(4,883)	237	(2,354)	(2,117)
Conservative Balanced Fund Division**	—	—	—	—	(122,932)	(122,932)
Global Strategic Income Fund Division	4,800	(3,677)	1,123	46,267	(10,166)	36,101
Equity and Income Fund Division***	16,019	(50,079)	(34,060)	1,067,106	(53,691)	1,013,415

*	Effective April 30, 2025, Capital Appreciation Fund was renamed to Discovery Large Cap Fund.
**	The activities of this Fund are for the period from January 1, 2024 to April 26, 2024.
***	The activities of this Fund are for the period from April 26, 2024 to December 31, 2024.

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowner’s who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

8

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 6-POLICY CHARGES (Continued)

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2025, 2024, 2023, 2022, and 2021 consists of the following:

	At December 31,					For the year ended December 31,
	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
2025
U.S. Government Money Fund Division	76,110	$27.14	to	$30.08	$2,152,477	3.57%	.50%	to	.75%	2.84%	to	3.13%
Discovery Mid Cap Gr Fund Division	28,574	288.21	to	318.26	8,648,368	0.00%	.50%	to	.75%	4.01%	to	4.27%
Discovery Large Cap Fund Division	38,981	525.88 to		582.74	21,352,351	0.00%	.50%	to	.75%	11.96%	to	12.24%†
Global Strategic Income Fund Division	65,612	12.46	to	12.88	833,690	5.96%	.50%	to	.75%	12.15%	to	12.49%
Core Plus Bond Fund Division	63,178	10.79	to	10.89	685,285	3.91%	.50%	to	.75%	6.20%	to	6.56%
Equity and Income Fund Division	979,355	11.99	to	12.04	11,762,737	2.12%	.50%	to	.75%	11.95%	to	12.31%†
2024
U.S. Government Money Fund Division	66,325	$26.39	to	$29.17	$1,825,787	4.56%	.50%	to	.75%	3.85%	to	4.11%
Discovery Mid Cap Gr Fund Division	27,918	277.10	to	305.24	8,095,614	0.00%	.50%	to	.75%	23.30%	to	23.61%
Capital Appreciation Fund Division	43,864	469.72	to	519.22	21,456,339	0.00%	.50%	to	.75%	33.16%	to	33.49%
Global Strategic Income Fund Division	64,489	11.11	to	11.45	729,620	4.47%	.50%	to	.75%	2.39%	to	2.64%
Core Plus Bond Fund Division	79,573	10.16	to	10.22	811,089	3.61%	.50%	to	.75%	2.29%	to	2.54%
Equity and Income Fund Division	1,013,415	10.71	to	10.72	10,858,620	1.80%	.50%	to	.75%	7.07%	to	7.25%†
2023
U.S. Government Money Fund Division	82,246	$25.41	to	$28.02	$2,196,984	4.46%	.50%	to	.75%	3.76%	to	4.02%
Discovery Mid Cap Gr Fund Division	33,917	224.73	to	246.93	7,974,527	0.00%	.50%	to	.75%	12.31%	to	12.59%
Capital Appreciation Fund Division	45,981	352.75	to	388.95	16,878,131	0.00%	.50%	to	.75%	34.37%	to	34.70%
Conservative Balanced Fund Division	122,932	83.63	to	91.78	10,720,784	1.63%	.50%	to	.75%	11.77%	to	12.04%
Global Strategic Income Fund Division	28,388	10.85	to	11.16	313,118	0.00%	.50%	to	.75%	8.07%	to	8.34%
Core Plus Bond Fund Division	94,326	9.93	to	9.97	938,629	2.61%	.50%	to	.75%	5.41%	to	5.61%
2022
U.S. Government Money Fund Division 101,874		$24.49	to	$26.73	$2,631,991	1.19%	.50%	to	.75%	0.51%	to	0.76%
Discovery Mid Cap Gr Fund Division	37,094	200.09	to	219.32	7,755,090	0.00%	.50%	to	.75%	(31.50%)	to	(31.32%)
Capital Appreciation Fund Division	51,635	262.52	to	288.74	14,127,036	0.00%	.50%	to	.75%	(31.30%)	to	(31.13%)
Conservative Balanced Fund Division	162,486	74.83	to	81.92	12,700,999	1.36%	.50%	to	.75%	(17.47%)	to	(17.27%)
Global Strategic Income Fund Division	29,603	10.04	to	10.30	301,688	0.00%	.50%	to	.75%	(12.12%)	to	(11.90%)
Core Plus Bond Fund Division	97,190	9.42	to	9.44	916,778	0.57%	.50%	to	.75%	(5.76%)	to	(5.60%)†
2021
U.S. Government Money Fund Division	93,599	$24.36	to	$26.73	$2,387,677	0.01%	.50%	to	.75%	(0.74%)	to	(0.49%)
Core Bond Fund Division	22,009	51.05	to	56.01	1,181,678	2.09%	.50%	to	.75%	(2.38%)	to	(2.14%)
Discovery Mid Cap Gr Fund Division	40,800	292.09	to	319.36	12,445,777	0.00%	.50%	to	.75%	18.21%	to	18.51%
Capital Appreciation Fund Division	54,536	382.11	to	419.24	21,707,675	0.00%	.50%	to	.75%	21.66%	to	21.96%
Conservative Balanced Fund Division	175,574	90.67	to	99.01	16,610,694	1.49%	.50%	to	.75%	9.81%	to	10.08%
Global Strategic Income Fund Division	39,837	11.43	to	11.69	461,342	4.67%	.50%	to	.75%	(4.13%)	to	(3.89%)

9

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2025

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*

These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**

These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***

These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

†	Core Plus Bond Fund Division Returns for period of 4/28/22-12/31/22.

†	Equity and Income Fund Division Returns for period of 4/26/24-12/31/24.

†	Effective April 30, 2025, Capital Appreciation Fund was renamed to Discovery Large Cap Fund.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2025 which require recognition or disclosure in the financial statements.

10

51260 04/2026

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of

Regal Reinsurance Company)

AUDITED STATUTORY BASIS FINANCIAL STATEMENTS

and Supplemental Schedules

as of December 31, 2025 and 2024

and for each of the three years ended December 31, 2025

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of

Regal Reinsurance Company)

TABLE OF CONTENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

Page(s)

Report of Independent Auditors	1-3

Statutory Basis Statements of Admitted Assets, Liabilities, Capital Stock and Surplus	4

Statutory Basis Statements of Operations, Capital and Surplus	5

Statutory Basis Statements of Cash Flows	6

Notes to Statutory Basis Financial Statements	7-42

Supplemental Schedules:
Schedule 1 - Selected Financial Data	43-45
Schedule 2 - Investment Risk Interrogatories	46-48
Schedule 3 - Summary Investment Schedule	49
Schedule 4 - Reinsurance Disclosure Schedule	50-51

Report of Independent Auditors

To the Insurance Commissioner of the Commonwealth of Massachusetts Division of Insurance, acting as Receiver of Monarch Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Monarch Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, capital stock and surplus as of December 31, 2025 and 2024, and the related statutory basis statements of operations, capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Massachusetts Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Massachusetts Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

www.pwc.com/us	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210 (617) 530 5000

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Insurance Commissioner of the Commonwealth of Massachusetts was appointed receiver (the Receiver) of the Company in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts, and the Receiver could, among other things, propose a plan of rehabilitation that would modify the Company’s insurance obligations. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental summary investment schedule, investment risk interrogatories, reinsurance disclosure schedule, and selected financial data (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2026

STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES,

CAPITAL STOCK AND SURPLUS

(in thousands, except per share amounts)

December 31,

	2025	2024
Admitted assets
Cash and invested assets
Bonds	$256,043	$273,185
Policy loans	39,460	41,691
Cash and short-term investments	5,529	4,218

Total cash and invested assets	301,032	319,094
Accrued investment income	4,703	4,941
Recoverable from reinsurers	2,602	2,997
Deferred and uncollected premiums	(9)	(26)
Other admitted assets	23	82
Separate account assets	223,833	210,337

Total admitted assets	$532,184	$537,425

Liabilities
Reserves for life, annuity and accident and health policies	$303,572	$323,603
Policy and contract claims	4,928	3,648
Premiums received in advance	36	29
Interest maintenance reserve (IMR)	—	—
Accrued general expenses, commissions, and taxes, licenses and fees	588	628
Net transfers from separate accounts	(3,624)	(3,402)
Asset valuation reserve (AVR)	—	—
Other liabilities	217	533
Separate account liabilities	223,833	210,337

Total liabilities	529,549	535,376

Capital stock and surplus
Capital stock, par value $1.00 per share: Authorized - 7,008,600 shares Issued and outstanding - 6,007,730 shares	6,008	6,008
Surplus notes	1,500	1,500
Paid-in and contributed surplus	34,887	34,887
Unassigned surplus	(39,760)	(40,346)

Total capital stock and surplus	2,635	2,049

Total liabilities, capital stock and surplus	$532,184	$537,425

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF OPERATIONS, CAPITAL AND SURPLUS

(in thousands)

For the years ended December 31,

	2025	2024	2023
Income
Premiums, net of reinsurance	$1,138	$1,330	$962
Net investment income (including IMR amortization)	16,149	17,804	18,795
Commissions & expense allowances on reinsurance ceded	248	332	417
Separate account charges	1,822	1,785	1,603

Total income	19,357	21,251	21,777

Current and future benefits
Death benefits and matured endowments	9,705	10,279	15,856
Annuity benefits and payments on supplementary contracts	12,567	18,937	12,090
Disability and accident and health benefits	15,318	16,592	17,285
Surrender benefits	7,464	6,750	10,919
Interest and adjustments on policy and contract funds	(5,542)	(417)	(4,154)
Decrease in reserves for life, accident and health and other policies, net of reinsurance	(13,733)	(21,689)	(18,122)

Total current and future benefits	25,779	30,452	33,874

Operating expenses
Commissions	41	61	88
General insurance expenses	5,224	5,445	5,484
Insurance taxes, licenses and fees	302	326	356
Other	5	4	2

Total operating expenses	5,572	5,836	5,930

Net transfers from separate accounts	(13,240)	(16,877)	(18,091)

Operating gain (loss) before federal income taxes	1,246	1,840	64
Federal income tax	—	—	—

Operating gain (loss)	1,246	1,840	64
Net realized capital gain (loss), net of income taxes and amounts transferred to IMR	—	—	—

Net gain (loss)	1,246	1,840	64
Change in non-admitted assets	(1)	(3)	(0)
Change in liability for reinsurance in unauthorized and certified companies	—	6	—
Change in AVR	142	157	41
Change in surplus due to permitted accounting practices	(801)	(255)	(543)
Change in prior years expense accrual	—	—	(126)
Other changes, net	(0)	(4)	(4)

Net increase (decrease) in capital and surplus	586	1,741	(568)
Capital and surplus, beginning of year	2,049	308	876

Capital and surplus, end of year	$2,635	$2,049	$308

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2025	2024	2023
Cash flows from operations:
Insurance income	$1,129	$1,316	$830
Net investment income	16,179	17,753	19,044
Other income	2,081	2,113	2,091
Benefits paid	(43,558)	(52,356)	(55,101)
Commissions and operating expenses paid	(5,597)	(6,661)	(5,923)
Net transfers from separate accounts	13,012	16,131	18,181

Net cash used in operations	(16,754)	(21,704)	(20,878)

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	16,675	25,471	15,831
Other invested assets	—	—	249
Cost of investments acquired:
Bonds	—	(1,489)	(3,800)
Other invested assets	—	—	—
Net increase (decrease) in policy loans	2,231	(307)	8,843

Net cash provided by investing activities	18,906	23,675	21,123
Cash flows from financing activities:
Net payments on deposit-type contracts and other insurance liabilities	(619)	(3,039)	(433)
Other cash provided (applied)	(222)	(81)	184

Net cash flows provided (used) in financing activities	(841)	(3,120)	(249)

Net increase (decrease) in cash and short-term investments	1,311	(1,149)	(4)
Cash and short-term investments:
Beginning of year	4,218	5,367	5,371

End of year	$5,529	$4,218	$5,367

The accompanying notes are an integral part of these statutory basis financial statements.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 1-ORGANIZATION AND BUSINESS

Monarch Life Insurance Company (Monarch Life) was incorporated in 1901 and is domiciled in Massachusetts. Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re), formerly Monarch Capital Corporation (Monarch Capital). On September 23, 1992, pursuant to a reorganization under Chapter 11 of the Federal Bankruptcy Code, Monarch Capital was reorganized and emerged from bankruptcy as a Massachusetts reinsurer, Regal Re. Regal Re is owned by Monarch Capital’s pre-bankruptcy secured and unsecured creditors.

On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).

A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Regal Re and Monarch Life in the Commissioner.

Some state insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Reserve Estimates

Monarch Life, as well as other life insurance companies, performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

Management has recorded its best estimate of loss reserves based on current known facts and circumstances. While management believes this estimate to be reasonable, there exists significant uncertainty inherent in the estimation of loss reserves, and ultimate results may differ materially from these estimates which could have an adverse impact on Monarch Life’s results and financial condition. Factors contributing to the uncertainty includes Monarch Life’s ability to achieve expense reductions as contemplated in its business plan (as detailed below), deviation from historical termination rates and volatility in the run-off of Monarch Life’s disability income and variable life businesses, adverse persistency, morbidity and mortality, along with a prolonged period of low interest rates.

Business Plan

Monarch Life’s business plan calls for the continuation of efforts to further stabilize the financial condition of Monarch Life and to effectively manage Monarch Life’s existing blocks of inforce business. The major operating strategies will continue to be focused on disability income insurance claims, general operating expenses, and management of the investment portfolio.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 1-ORGANIZATION AND BUSINESS-continued

Risks Inherent in the Business Plan

Management believes certain events and conditions that could be adverse to Monarch Life have been adequately considered in developing reserve estimates and preparing the business plan. However, there are a number of risks that are beyond management’s control which would impair management’s ability to successfully manage its run-off blocks and implement the business plan, including the following:

(1)	Disability Income Insurance Business

Monarch Life has experienced losses from its disability income insurance operations in most years. Monarch Life no longer writes new business and is in a run-off mode. Expense levels, persistency, and loss ratios are expected to exhibit continuing volatility. Monarch Life has strengthened its disability income insurance claim reserves several times in recent years. However, it is difficult to determine the ultimate losses resulting from underpricing, liberal underwriting, and optimistic investment assumptions used at the time the policies were written.

(2)	Persistency, Morbidity and Mortality

Management may be unable to maintain or improve persistency, claim ratios, and operating results in the disability income insurance business. Should poor persistency or mortality in the variable life insurance business develop, anticipated profits from this line of business could be adversely impacted.

(3)	Interest Rates

Except for a small amount of deferred annuity business, Monarch Life’s policy liabilities are relatively insensitive to interest rate changes and are not exposed to such risks as disintermediation. However, given the difficulty in matching the extremely long duration of some of these liabilities, reinvestment risk associated with a low interest rate environment will continue to be a concern as proceeds are received and reinvested to match these longer duration liabilities. While interest rates have returned to higher levels, thereby reducing reinvestment risk, management continues to have exposure to losses in their portfolio due to market volatility and changing interest rates, which could be realized to the extent cash outflows continue to exceed inflows.

(4)	Expenses

Monarch Life has managed expenses and unit costs by continuously reevaluating its internal processes and activities, as well as its relationships with outside service providers and costs related to other vendors. Management has kept annual expense levels relatively stable, in part by strategic personnel reductions and compensation modifications. Beginning in April 2011, management implemented an across-the-board decrease in salaries and suspensions of certain employee benefits. Management plans to implement additional expense reductions that will substantially reduce ongoing maintenance costs. These maintenance expense reductions may be achieved through third-party administration of the business, other outsourcing efforts, or internal restructuring. However, Monarch Life remains subject to increasing inflationary and other economic pressures that continue to challenge its ability to sustain meaningful economies of scale and it may be unable to achieve reduced unit cost and expense levels.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 1-ORGANIZATION AND BUSINESS-continued

(5)	Assets

Monarch Life invests the majority of its general account assets in investment grade corporate bonds. Although credit risk is relatively low for this asset class, rating downgrades and defaults are possible which could have a material impact on results. Additionally, Monarch Life has a portion of its bond portfolio invested in structured mortgage-backed securities. During an extended period of low interest rates, cash flows may be received sooner than expected and reinvestment risks associated with a low interest rate environment could be a concern.

(6)	Separate Account Fund Performance

Monarch Life’s profits on the variable life business are derived from fees that are charged to variable life policies. Much of the fee income is calculated as a percentage of policyholder separate account fund values. Should unfavorable fund performance occur, anticipated profits from this line of business could be adversely impacted.

Risks and Uncertainties

If Monarch Life’s financial results prove worse than those estimated in their cash flow testing projections, the Receiver could, among other things, propose a plan of rehabilitation that would modify Monarch Life’s insurance obligations. If circumstances made such a plan not feasible (reasonably expected to return Monarch Life to solvency) then liquidation, and the consequent triggering of the insurer guaranty association system, is also possible. (Monarch Life has sought to secure its obligations to variable life policyholders through the combined effect of the Separate Accounts and a court-approved escrow account. Monarch Life therefore expects that there would be no adverse impact on variable life policyholders due to a plan of rehabilitation or liquidation.)

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Massachusetts Division of Insurance (the Division); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States of America (GAAP). The Division requires that insurance companies domiciled in the Commonwealth of Massachusetts prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (NAIC) Statutory Accounting Principles (SAP), subject to any deviation prescribed or permitted by the Division. Differences between GAAP and SAP are noted below.

Monarch Life received approval from the Division to apply permitted accounting practices for certain balance sheet liability amounts. Financial statement amounts for the Interest Maintenance Reserve, the Asset Valuation Reserve and the liability for deferred guaranty fund assessments have been reported as zero at December 31, 2025 and December 31, 2024. Additional details are included in the reconciliation that follows.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

A reconciliation of Monarch Life’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Massachusetts is shown below:

	For year ended 2
	2025	2024
	(in thousands)
Net Income
Monarch Life state basis	$1,246	$1,840
State prescribed practices that increase (decrease) NAIC SAP	—	—
State permitted practices that increase (decrease) NAIC SAP	—	—

Total NAIC SAP	$1,246	$1,840

	At December 31, 2
	2025	2024
	(in thousands)
Surplus
Monarch Life state basis	$2,635	$2,049
State prescribed practices that increase (decrease) NAIC SAP	—	—
State permitted practices that increase (decrease) NAIC SAP:
Interest maintenance reserve	3,282	3,944
Asset valuation reserve	1,866	2,008
Liability for deferred guaranty fund assessments	1,833	1,830

Permitted practices adjustments	6,981	7,782
Actuarial valuation effect of permitted practices	(5,148)	(5,750)

Net impact of permitted practices	(1,833)	(2,032)

Total NAIC SAP	$802	$17

Monarch Life has no other permitted accounting practices that depart from NAIC SAP. Monarch Life’s risk-based capital would not have been at a different regulatory action level had it not elected to use the state permitted accounting practices described above.

Use of Estimates

Preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Revenue and Expenses

Premiums on ordinary life business are recognized as revenue when due. Premiums on accident and health business are recognized pro-rata over the life of the policies and the unexpired portion of premiums reflected are reported as an unearned premium liability, a portion of which is included in the “Premiums received in advance” line item. Premiums are recorded net of ceded reinsurance.

Commissions and expense allowances on reinsurance ceded are recognized as income when due rather than deferred and amortized over the terms of the respective reinsurance agreements, as would be the case under GAAP.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Policy Liabilities

Liabilities for policy and contract claims are established at amounts estimated to cover current and future benefits. Estimates of incurred and unreported claims are based on past experience. Policy reserves are based on statutory mortality and morbidity tables and interest assumptions rather than on the basis of the mortality, morbidity, interest, and withdrawal assumptions anticipated by Monarch Life when the policies were issued, as would be used under GAAP. The life reserves are based primarily on the 1980 CSO and CET tables at 4% and the 1958 CSO table at 4 1/2%. The annuity reserves are calculated in accordance with the Commissioner’s Annuity Reserve Valuation Methodology (CARVM) and either the 1983 IAM, 1983 GAM, Annuity 2000, or 2012 IAR tables at various interest rates. The health reserves are based primarily on the 1985 CIDA, the 1985 CIDC, the 1964 CDT, and the 1941, 1958, and 1980 CSO tables at interest rates ranging from 2 1/2% to 5 1/2%.

Life insurance policies, for substandard lives, are charged an extra premium. Reserves for substandard policies are calculated as appropriate multiples of standard reserves.

Certain annuity contracts were priced with substandard loadings in the form of percentages and/or extra deaths. The respective reserves are calculated using 75% of these loadings.

The tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula, as described in the NAIC Annual Statement Instructions.

Non-Admitted Assets

Certain assets (designated as “non-admitted assets”), principally assets with uncertain recoverability and agents’ balances, are excluded from the statements of admitted assets, liabilities, capital stock and surplus and are charged to unassigned surplus. Under GAAP, such assets would be recorded at net realizable value.

Interest Maintenance Reserve/Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) is maintained to capture certain realized gains and losses, net of federal income tax, on fixed income investments resulting from changes in interest rates. The IMR requires that these gains and losses be deferred and amortized to income over the stated or expected maturity of the disposed investment. The Asset Valuation Reserve (AVR) requires a reserve on invested assets to provide for the overall risks of asset credit or default losses. IMR and AVR would not be recorded under GAAP. Pursuant to a state permitted accounting practice, the IMR and AVR have been reported as zero at December 31, 2025 and December 31, 2024.

Investments

Investments are valued in accordance with methods prescribed by the NAIC. Short-term investments and bond investments are generally carried at amortized cost. Bonds that are considered other-than-temporarily impaired or deemed ineligible to be carried at amortized cost by the NAIC Securities Valuation Office (SVO) are carried at fair value. Asset-backed securities are carried at amortized cost, maintaining a level yield using the scientific method. The retrospective adjustment method is used in revaluing asset-backed securities taking into account anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions for asset-backed securities were obtained from industry prepayment models. The NAIC SVO is used in determining the fair value of the asset-backed securities. Preferred stocks are generally carried at cost. However, preferred stock of Monarch Life’s parent company, Regal Re, is carried at zero. Common stocks are carried at fair value. However, common stock of certain Monarch Life wholly-owned subsidiaries has been non-admitted.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Unrealized gains and losses on investments are credited or charged directly to unassigned surplus rather than being included in net income. Realized gains and losses on investments are recognized in net operating income, net of federal income taxes and amounts transferred to IMR. If it is determined that a decline in the fair value of a bond is other-than-temporary, the cost basis of the bond is written down to fair value as a new cost basis, and the amount of the write down is accounted for as a realized loss.

Under GAAP, investments in debt securities would be classified as held-to-maturity, available-for-sale, or trading securities, and the accounting treatment would be different for each category. Securities classified as held-to-maturity would be recorded at amortized cost. Securities classified as available-for-sale would be recorded at fair value, and unrealized gains and losses would be reported net of deferred income taxes as a separate component of shareholders’ equity. Securities classified as trading securities would also be recorded at fair value, and unrealized gains and losses would be recorded in earnings. Impaired held-to-maturity and available-for-sale securities would be written down to fair value, which would become the new cost basis.

Ownership interests in limited partnerships are carried at the lower of cost or estimated fair value.

Policy loans are carried at unpaid principal balances, plus accrued interest.

Changes in the carrying amounts of Monarch Life’s wholly-owned subsidiaries are credited or charged directly to unassigned surplus rather than being included in net income. Distributions from subsidiaries are included in net income. Under GAAP, wholly-owned subsidiaries would be presented on a consolidated basis.

Separate Accounts

The separate account assets and liabilities reported in the accompanying statements of admitted assets, liabilities, capital stock and surplus represent funds that are separately administered for variable life insurance policies and variable annuity contracts, and for which the policyowners and contract owners, rather than Monarch Life, bear the investment risk.

Separate account assets represent funds deposited by separate account policyowners and contract owners, segregated into accounts with specific investment objectives. The assets are carried at fair value. An offsetting liability is maintained to the extent of policyowners’ and contract owners’ interests in the assets.

Policyowners’ and contract owners’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in Monarch Life’s net income.

Transfers from separate accounts represent the net of premium and benefit activity between the separate accounts and Monarch Life’s general account, and deferred policy loading and other charges assessed the separate accounts and/or the policyowners and contract owners.

Reinsurance

The policy liabilities in the statements of admitted assets, liabilities, capital stock and surplus are reported net of reinsurance on unpaid losses. Under GAAP, the statements would be shown gross of reinsurance.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Pension and Other Postretirement Benefits

Monarch Life offered employer paid life insurance benefits, as described in Note 12, to certain retirees. NAIC SAP requires that the expected future cost of providing postretirement benefits be accrued during the related service period instead of when the benefits are paid and also provides a choice of options for recognizing the benefit obligation. Monarch Life has elected to record the entire liability for the expected future cost of the benefit obligation.

Surplus Notes

Monarch Life has surplus notes outstanding (issued September 23, 1992, with a stated maturity of September 23, 1997) with the Holders, as described in Note 1, with face amounts totaling $1.5 million. The surplus notes had interest rates of 5.13% at December 31, 2025 and 6.26% at December 31, 2024. Interest on the notes is reset at six month intervals. Payment of interest and repayment of principal are not payable and cannot be paid without prior approval of the Commissioner. There have been no payments approved to date.

Interest on a surplus note is recorded as an expense and a liability only after Monarch Life has received approval to make a payment from the Commissioner. Accrued interest that has not been approved for payment is not reported through operations or as an addition to the surplus note, and accordingly, is not reflected in these financial statements. Under GAAP, a surplus note would be reflected as a liability and interest expense would be accrued in accordance with the terms of the note.

Subsequent Events

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2025, which require recognition or disclosure in the financial statements.

Recent Accounting Pronouncements

During 2025, the NAIC adopted revisions to SSAP No. 26 “Bonds” to incorporate a principle-based bond definition. Revisions were also made to SSAP No. 43 “Asset Backed Securities” and SSAP No. 21 “Other Admitted Assets”. The revised definition includes criteria that must be met in order for a debt instrument to be reported as a bond, classified as either an issuer credit of obligations or asset-backed security. The Company adopted the new guidance on January 1, 2025. Upon adoption, no debt securities were reclassified to other invested assets.

Fair Value Measurement

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date. Monarch Life’s financial assets have been classified based upon a hierarchy defined by SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument’s fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Level 1	Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date. Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets.

Level 2	Inputs for instruments classified in Level 2 include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument. Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if Monarch Life determines that unobservable inputs are insignificant. Level 2 assets primarily include corporate bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates.

Level 3	Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement. Unobservable inputs reflect Monarch Life’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-continued

Federal Income Taxes

Deferred income taxes are provided for differences in the values of assets and liabilities for financial statement reporting purposes and for federal income tax purposes, except that the amount of deferred tax assets that can be admitted is subject to limitation.

Monarch Life has certain temporary differences that may generate future tax deductions. These temporary differences primarily relate to basis differences in reserves, investments, non-deductible accruals, and carryforward items.

The valuation of deferred tax assets requires judgement in assessing the likely future tax consequences of events that have been recognized in Monarch Life’s financial statements or tax returns and future profitability. Monarch Life’s accounting for deferred tax consequences represents the best estimate of those future events. Changes in Monarch Life’s current estimates, due to unanticipated events or otherwise, could have a material impact on the financial condition and results of operations.

In assessing the need for a valuation allowance, Monarch Life considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets. If, based on the weight of available evidence, it is more likely than not the deferred tax assets will not be realized, Monarch Life records a valuation allowance. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Statement of Statutory Accounting Principles (SSAP) 101, “Income Taxes” (SSAP 101), states that a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. As such, Monarch Life maintained a full valuation allowance on the deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance.

Monarch Life and its noninsurance subsidiaries are included in the consolidated life/non-life federal income tax return of Regal Re, its parent. Based on a written tax allocation agreement entered into on September 23, 1992, federal income taxes are allocated first within the life and the non-life subgroups and then to each member company within the respective subgroup with taxable income based upon the ratio of that member’s separate taxable income to the total taxable income of all members with taxable income.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES

Monarch Life’s major categories of reserves for life, annuity, and accident and health policies (excluding separate accounts) at December 31, are summarized below:

	2025	2024
	(in thousands)
Life insurance:
Issued January 1, 1975 and later-
1958 Commissioners Standard Ordinary (CSO), 4 1/2%	$11,560	$11,674
1980 CSO, 4%	8,975	9,722
1980 Commissioners Extended Term (CET), 4%	13,408	15,675
Various	9,920	10,148
Issued before January 1, 1975-Various	402	442

Total life insurance	44,265	47,661

Accident and health:
Active life	2,143	5,209
Claim	251,315	270,889

Total accident and health	253,458	276,098
Annuities	109,404	110,895
Disability	193	277
Deposit type contracts	32,296	38,644
Supplementary contracts with life contingencies	888	959
All other	1,501	1,497

Total before reinsurance ceded	442,005	476,031
Less reinsurance ceded	138,433	152,427

Reserves for life, annuity, and accident and health policies	$303,572	$323,603

Policy and contract claims (excluding separate accounts) at December 31, are summarized below:

	2025	2024
	(in thousands)
Life and annuity	4,241	2,823
Accident and health	687	825

Total	4,928	3,648

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Monarch Life issued certain annuities and supplementary contracts with and without life contingencies. The statement value and fair value of the liabilities for these policies are $142.4 million and $167.0 million, respectively, at December 31, 2025, and $150.3 million and $171.9 million, respectively, at December 31, 2024. The fair value of the deferred annuities is their account value. The fair value of the immediate annuities and supplementary contracts was estimated as the present value of future cash flows using reasonable assumptions for mortality and discounted at 5.25% at both December 31, 2025 and 2024.

At December 31, 2025 and 2024, Monarch Life had $42.9 million and $46.2 million, respectively, related to premium deficiency reserves included in reserves for accident and health policies, and $28.0 million and $34.0 million, respectively, for annuity contracts. Monarch Life does consider anticipated investment income when calculating premium deficiency reserves.

The change in premium deficiency reserves for accident and health policies in 2025 was a result of Monarch Life recording $1.2 million of additional disability income insurance claim reserves, pursuant to its 2025 claims development studies, releasing $2.5 million of additional disability income insurance claim reserves, and releasing $2.0 million of additional disability income insurance active life reserves, pursuant to the results of its 2025 cash flow testing and review of its future claims expense liability and IBNR reserves. The change in premium deficiency reserves for accident and health policies in 2024 was the result of Monarch Life recording $0.5 million of additional disability income insurance claim reserves, pursuant to its 2024 claims development studies, and releasing $3.4 million of additional disability income insurance claim reserves pursuant to the results of its 2024 cash flow testing and review of its future claims expense liability reserves. The change in premium deficiency reserves for annuity contracts in 2025 and 2024 was the result of Monarch Life releasing $6.0 million and $1.0 million, respectively, of additional reserves pursuant to the results of its 2025 and 2024 cash flow testing.

Monarch Life waives deduction of deferred fractional premium upon death of the insured and, for policies issued since 1963, returns any portion of the final premium paid beyond the date of death.

At both December 31, 2025 and 2024, Monarch Life had $0.2 million of life insurance inforce for which the gross premium is less than the net premium according to the valuation standards set by the Commonwealth of Massachusetts.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

	At December 31, 2025
	(in thousands - except for percentages)
A. Individual Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	—	—	—	—	0%
e. At book value without adjustment (minimal or no charge or adjustment	1,643	—	—	1,643	1%
2. Not subject to discretionary Withdrawal	107,566	—	—	107,566	99%

3. Total (gross dire. + assumed)	109,209	—	—	109,209	100%

4. Reinsurance ceded	3	—	—	3

5. Total (net)* (3) – (4)	$109,206	$—	$—	$109,206

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics-continued

	At December 31, 2024
	(in thousands - except for percentages)
A. Individual Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	—	—	—	—	0%
e. At book value without adjustment (minimal or no charge or adjustment	1,619	—	—	1,619	1%
2. Not subject to discretionary withdrawal	109,118	—	—	109,118	99%

3. Total (gross dire. + assumed)	110,737	—	—	110,737	100%

4. Reinsurance ceded	3	—	—	3

5. Total (net)* (3) – (4)	$110,734	$—	$—	$110,734

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2025
	(in thousands - except for percentages)
B. Group Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	—	—	—	—	0%
e. At book value without adjustment (minimal or no charge or adjustment	—	—	—	—	0%
2. Not subject to discretionary withdrawal	1,084	—	—	1,084	100%

3. Total (gross dire. + assumed)	1,084	—	—	1,084	100%

4. Reinsurance ceded	—	—	—	—

5. Total (net)* (3) – (4)	$1,084	$—	$—	$1,084

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2024
	(in thousands - except for percentages)
B. Group Annuities	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	—	—	—	—	0%
e. At book value without adjustment (minimal or no charge or adjustment	—	—	—	—	0%
2. Not subject to discretionary withdrawal	1,117	—	—	1,117	100%

3. Total (gross dire. + assumed)	1,117	—	—	1,117	100%

4. Reinsurance ceded	—	—	—	—

5. Total (net)* (3) – (4)	$1,117	$—	$—	$1,117

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2025
	(in thousands - except for percentages)
C. Deposit Type Contracts (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	11	—	—	11	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	11	—	—	11	0%
e. At book value without adjustment (minimal or no charge or adjustment	32,128	—	—	32,128	99%
2. Not subject to discretionary withdrawal	156	—	—	156	1%

3. Total (gross dire. + assumed)	32,296	—	—	32,296	100%

4. Reinsurance ceded	156	—	—	156

5. Total (net)* (3) – (4)	$32,140	$—	$—	$32,140

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities
D. Life and Accident & Health Annual Statement
1. Exhibit 5, Annuities Section, Total (net)				$109,403
2. Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)				886
3. Exhibit 7, Deposit Type Contracts, Line 14, Column 1				32,140

4. Subtotal				$142,429

5. Separate Accounts Annual Statement Exhibit 3, Line 0299999, Column 2				—
6. Exhibit 3, Line 0399999, Column 2				—
7. Policyholder dividend and coupon accumulation				—
8. Policyholder Premiums				—
9. Guaranteed interest contracts				—

10. Other contract deposit funds				—
11. Subtotal				—

12. Combined Total				$142,429

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics – continued

	At December 31, 2024
	(in thousands - except for percentages)
C. Deposit Type Contracts (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account with Non-Guaranteed	Account Total	% of Total
1. Subject to discretionary withdrawal
a. With fair value adjust	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	11	—	—	11	0%
c. At fair value	—	—	—	—	0%

d. Total with adjustment or at fair value	11	—	—	11	0%
e. At book value without adjustment (minimal or no charge or adjustment	38,428	—	—	38,428	99%
2. Not subject to discretionary withdrawal	205	—	—	205	1%

3. Total (gross dire. + assumed)	38,644	—	—	38,644	100%

4. Reinsurance ceded	205	—	—	205

5. Total (net)* (3) – (4)	$38,439	$—	$—	$38,439

6. Amount included in A(1) b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities
D. Life and Accident & Health Annual Statement
1. Exhibit 5, Annuities Section, Total (net)				$110,896
2. Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)				956
3. Exhibit 7, Deposit Type Contracts, Line 14, Column 1				38,439

4. Subtotal				$150,291

5. Separate Accounts Annual Statement Exhibit 3, Line 0299999, Column 2				—
6. Exhibit 3, Line 0399999, Column 2				—
7. Policyholder dividend and coupon accumulation				—
8. Policyholder Premiums				—
9. Guaranteed interest contracts				—

10. Other contract deposit funds				—
11. Subtotal				—

12. Combined Total				$150,291

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	At December 31, 2025
	(in thousands)
	General Account			Separate Account – Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans
(1) Term policies with cash value	$1,849	$1,849	$1,849	$—	$—	$—
(2) Universal life	—	—	—	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	1,328	1,328	1,328	—	—	—
(8) Variable life	39,668	39,668	39,671	220,209	220,209	220,209
(9) Variable universal life	—	—	—	—	—	—
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal with no cash value
(1) Term policies without cash values	—	—	1,417	—	—	—
(2) Accidental death benefit	—	—	0	—	—	—
(3) Disability - active lives	—	—	1	—	—	—
(4) Disability - disabled lives	—	—	191	—	—	—
(5) Miscellaneous reserves	—	—	1,501	—	—	—

C. Total (Gross: direct + assumed)	42,845	42,845	45,959	220,209	220,209	220,209
D. Reinsurance ceded	24	24	1,458	1,224	1,224	—

E. Total (net) (C) - (D)	$42,821	$42,821	$44,501	$218,985	$218,985	$220,209

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics - continued

At December 31, 2025
(in thousands)
F. Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total, Net	$42,835
(2) Exhibit 5, Accidental Death Benefits section Total, (net)	—
(3) Exhibit 5, Disability - Active Lives Section, Total, (net)	1
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	165
(5) Exhibit 5, Miscellaneous Reserves Section, Total, (net)	1,500

(6) Subtotal (Lines (1) thru (5)) Separate Accounts Annual Statement	$44,501

(7) Exhibit 3, Line 0199999, Column 2	$220,209
(8) Exhibit 3, Line 0499999, Column 2	—
(9) Exhibit 3, Line 0599999, Column 2	—

(10) Subtotal, (Lines (7) through (9)	$220,209

(11) Combined Total ((6) and (10))	$264,709

Reconciliation includes variable annuities in section B(5) Miscellaneous Reserves in the General Account.

Reconciliation excludes reserves that are reinsured in Section D, Reinsurance Ceded in Separate Account.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	At December 31, 2024
	(in thousands)
	General Account			Separate Account – Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans
(1) Term policies with cash value	$2,026	$2,026	$2,026	$—	$—	$—
(2) Universal life	—	—	—	—	—	—
(3) Universal life with secondary guarantees	—	—	—	—	—	—
(4) Indexed universal life	—	—	—	—	—	—
(5) Indexed universal life secondary guarantees	—	—	—	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	1,314	1,314	1,314	—	—	—
(8) Variable life	42,788	42,788	42,791	206,935	206,935	206,935
(9) Variable universal life	—	—	—	—	—	—
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal with no cash value
(1) Term policies without cash values	—	—	1,529	—	—	—
(2) Accidental death benefit	—	—	1	—	—	—
(3) Disability - active lives	—	—	1	—	—	—
(4) Disability - disabled lives	—	—	275	—	—	—
(5) Miscellaneous reserves	—	—	1,497	—	—	—

C. Total (Gross: direct + assumed)	46,128	46,128	49,434	206,935	206,935	206,935
D. Reinsurance ceded	25	25	1,571	1,081	1,081	—

E. Total (net) (C) - (D)	$46,103	$46,103	$47,863	$205,854	$205,854	$206,935

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Analysis of Life Actuarial Reserves by Withdrawal Characteristics - continued

At December 31, 2024
(in thousands)
F. Amount
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total, Net	$46,119
(2) Exhibit 5, Accidental Death Benefits section Total, (net)	—
(3) Exhibit 5, Disability - Active Lives Section, Total, (net)	1
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	248
(5) Exhibit 5, Miscellaneous Reserves Section, Total, (net)	1,495

(6) Subtotal (Lines (1) thru (5)) Separate Accounts Annual Statement	$47,863

(7) Exhibit 3, Line 0199999, Column 2	$206,935
(8) Exhibit 3, Line 0499999, Column 2	—
(9) Exhibit 3, Line 0599999, Column 2	—

(10) Subtotal, (Lines (7) through (9)	$206,935

(11) Combined Total ((6) and (10))	$254,798

Reconciliation includes variable annuities in section B(5) Miscellaneous Reserves in the General Account.

Reconciliation excludes reserves that are reinsured in Section D, Reinsurance Ceded in Separate Account.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 3-POLICY LIABILITIES-continued

Direct Business Written and Reinsurance

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2025	2024	2023
	(in thousands)
Direct premiums	$2,475	$3,258	$4,058
Reinsurance assumed from non-affiliates	61	78	97
Reinsurance ceded to non-affiliates	(1,398)	(2,006)	(3,249)

Net premiums	$1,138	$1,330	$906

Direct benefits and payments	$69,125	$80,252	$81,144
Reinsurance assumed from non-affiliates	324	305	300
Reinsurance ceded to non-affiliates	(31,859)	(34,748)	(36,213)

Net benefits and payments	$37,590	$45,809	$45,231

Direct liability for policy and contract claims	$6,079	$5,067	$4,689
Reinsurance assumed from non-affiliates	98	86	88
Reinsurance ceded to non-affiliates	(1,249)	(1,505)	(1,499)

Net liability for policy and contract claims	$4,928	$3,648	$3,278

Liability for Unpaid Claims and Claim Reserves

Activity in the liability for unpaid accident and health claims, claim adjustment expenses and related legal expenses is summarized below:

	2025	2024	2023
	(in thousands)
Balance at January 1	$273,188	$299,920	$320,235
Less reinsurance recoverables	150,363	166,733	180,346

Net balance at January 1	122,825	133,187	139,889

Amount incurred related to:
Current year	262	(1,193)	4,779
Prior years	9,343	8,147	6,526

Total incurred	9,605	6,954	11,305

Amount paid related to:
Current year	470	506	463
Prior years	15,637	16,810	17,543

Total paid	16,107	17,316	18,006

Net balance at December 31	116,323	122,825	133,188
Plus reinsurance recoverables	136,928	150,363	166,733

Balance at December 31	$253,251	$273,188	$299,921

The 2025, 2024, and 2023 change in incurred liability, related to prior years, resulted from tabular interest and unfavorable claim termination experience.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 4-INVESTMENTS

Bonds

The carrying value, gross unrealized gains and losses, and estimated fair values of Monarch Life’s investments in bonds by classification at December 31 are as follows:

	Carrying	Gross Unrealized		Estimated Fair
2025	Value	Gains	Losses	Value
	(in thousands)
Issuer Credit Obligations:
U.S government obligations (RBC Exempt)	$7,361	$29	$460	$6,930
Other U.S government obligations (Not RBC Exempt)	15,468	2,001	31	17,438
Non-U.S sovereign jurisdiction securities	2,914	721	—	3,635
Municipal bonds – Special Revenue	6,835	87	430	6,492
Corporate Bonds (Unaffiliated)	211,539	8,867	12,612	207,794

Total Issuer Obligations	$244,117	$11,705	$13,533	$242,289
Asset-Backed Securities:
Financial Asset-Backed – Self-Liquidating
Agency Residential Mortgage-Backed Securities Guaranteed (Exempt)	$673	$11	$—	$684
Agency Residential Mortgage-Backed Securities Not/Partially Guaranteed Exempt)	10,254	120	555	9,819
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	999	—	11	988

Total Asset-Backed Securities	11,926	131	566	11,491

Total Issuer Obligations & Asset-Backed Securities	$256,043	$11,836	$14,099	$253,780

	Carrying	Gross Unrealized		Estimated Fair
2024	Value	Gains	Losses	Value
	(in thousands)
Bonds:
U.S. Treasury and other U.S. Government obligations	$23,627	$1,732	$812	$24,547
Foreign Government	2,908	641	—	3,549
Industrial and miscellaneous	231,585	6,684	15,955	222,314
Asset-backed	15,065	95	934	14,226

Total bonds	$273,185	$9,152	$17,701	$264,636

A substantial majority of bonds are not intended to be sold in the normal course of business; therefore, care should be exercised in drawing any conclusions from the estimated fair value of bonds.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 4-INVESTMENTS-continued

Estimated fair values and gross unrealized losses (by time period over which the investment has been in an unrealized loss position) of bonds at December 31 are shown below:

	Less than 12 Months		12 months or greater		Total
	Estimated	Gross	Estimated	Gross	Estimated	Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(in thousands)
2025
Bonds
U.S. Government Obligations (RBC Exempt)	$—	$—	$5,412	$460	$5,412	$460
Other U.S Government Obligations (Not RBC Exempt)	—	—	473	31	473	31
Non–U.S Sovereign Jurisdiction Securities	—	—	—	—	—	—
Municipal Bonds - Special Revenue	—	—	4,408	430	4,408	430
Corporate Bonds – (Unaffiliated)	2,045	67	76,984	12,546	79,029	12,613
Agency Residential Mortgage-Backed Securities – Guaranteed (Exempt)	—	—	—	—	—	—
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed (Exempt)	—	—	6,551	555	6,551	555
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	—	—	988	11	988	11

Total bonds	$2,045	$67	$94,816	$14,033	$96,861	$14,100

2024
Bonds
U.S. Government	$1,462	$27	$5,931	$732	$7,393	$759
Foreign Government	—	—	—	—	—	—
Industrial and miscellaneous	10,871	302	80,311	15,706	91,182	16,008
Asset-backed securities	—	—	9,760	934	9,760	934

Total bonds	$12,333	$329	$96,002	$17,372	$108,335	$17,701

2023
Bonds
U.S. Government	$—	$—	$5,946	$748	$5,956	$748
Foreign Government	—	—	—	—	—	—
Industrial and miscellaneous	2,051	12	89,177	11,685	91,228	11,697
Asset-backed securities	—	—	9,923	867	9,923	867

Total bonds	$2,051	$12	$105,046	$13,300	$107,107	$13,312

Monarch Life writes down, to fair value, any security that is classified as other-than-temporarily impaired. During 2025, 2024, and 2023 no securities were classified as other-than-temporarily impaired. In reaching the determination that unrealized losses were not indicative of an other-than-temporary impairment, Monarch Life considered its intent and ability to hold the specified securities to the recovery of their adjusted cost basis, the contractual maturities of the securities, and any potential indicators of credit impairment.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 4-INVESTMENTS-continued

The carrying value and estimated fair value of bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities based upon sinking fund schedules, put options and because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

	Carrying Value	Estimated Fair Value
	(in thousands)
Bonds:
Due in one year or less	$16,254	$16,412
Due after one year through five years	48,798	51,285
Due after five years through ten years	71,381	76,049
Due after ten years	107,685	98,544
Asset-backed	11,925	11,489

Total	$256,043	$253,779

Monarch Life’s investments included bonds with a carrying value of $1.4 million and $1.4 million at December 31, 2025 and 2024, respectively that are rated below investment grade by the NAIC (classes 3-6). These holdings amounted to 0.6% of Monarch Life’s total bonds and 0.5% of Monarch Life’s total cash and invested assets at December 31, 2025 compared to 0.5% of Monarch Life’s total bonds and 0.5% of Monarch Life’s total cash and invested assets at December 31, 2024. The aggregate fair value of these securities was $1.5 million and $1.5 million at December 31, 2025 and 2024, respectively.

Monarch Life had no investments in bonds that were in default as to interest payments at either December 31, 2025, 2024 or 2023.

Monarch Life excludes investment income that is due and accrued when it becomes probable that it will be unable to collect the amounts according to the contractual terms of the investment. Monarch Life excluded no due and accrued investment income in 2025, 2024 and 2023.

Certain investments with a carrying value of $5.9 million at December 31, 2025 and $5.9 million at December 31, 2024, are held as statutory deposits by various state insurance departments.

Loaned Securities

Monarch Life had no securities on loan at either December 31, 2025 or 2024.

Common and Preferred Stocks

Monarch Life had no unaffiliated common stocks or unaffiliated preferred stocks at either December 31, 2025 or 2024.

The common stock of Monarch Life’s wholly-owned subsidiaries had an $11.0 thousand cost and a $78.8 thousand book and fair value at December 31, 2025 and an $11.0 thousand cost and a $77.0 thousand book value and fair value at December 31, 2024. All of Monarch Life’s investment in its wholly-owned subsidiaries was non-admitted at both December 31, 2025 and 2024, which resulted in a carrying value of zero.

Monarch Life owns 100 shares of preferred stock of its parent, Regal Re, which had a $1.5 million cost and a zero book and carrying value at both December 31, 2025 and 2024. No payments have been made to date and although dividends are cumulative, no dividends have been accrued by Monarch Life or Regal Re.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 4-INVESTMENTS-continued

Non-Income Producing Investments

Monarch Life had no investments which were classified as non-income producing (i.e., produced no income for the preceding 12 months) at December 31, 2025 and 2024.

Restricted Assets (including pledged)

				Total		Restricted
	Total	Total	Total	from		to Total
	General	Separate	Curr. Yr.	Prior	Incr.	Admitted
	Account	Account	Restricted	Year	(Decr.)	Assets
December 31, 2025	(in thousands)
Restricted asset category
State deposits	$5,914	$0	$5,914	$5,935	$(21)	1.1%
Other restricted	25,262	0	25,262	25,072	190	4.7%

Total	$31,176	$0	$31,176	$31,007	$169	5.8%

				Total		Restricted
	Total	Total	Total	from		to Total
	General	Separate	Curr. Yr.	Prior	Incr.	Admitted
	Account	Account	Restricted	Year	(Decr.)	Assets
December 31, 2024	(in thousands)
Restricted asset category
State deposits	$5,935	$0	$5,935	$5,955	$(20)	1.1%
Other restricted	25,072	0	25,072	24,885	187	4.7%

Total	$31,007	$0	$31,007	$30,840	$167	5.8%

Detail of assets pledged as collateral not captured in other categories – None.

Net Investment Income

The principal components of net investment income for the years ended December 31, are set forth below:

	2025	2024	2023
	(in thousands)
Interest on bonds	$13,938	$15,322	$16,422
Interest on policy loans	2,108	2,193	2,251
Interest on short-term investments	95	139	127
Miscellaneous investment income	(-)	155	—
Amortization of IMR	745	723	722

	16,886	18,532	19,522
Less investment expenses	737	728	727

Net investment income	$16,149	$17,804	$18,795

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 4-INVESTMENTS-continued

Capital Gains and Losses

The principal components of net realized and changes in unrealized capital gains and losses on investments for the years ended December 31, are set forth below:

	Realized			Unrealized
	2025	2024	2023	2025	2024	2023
	(in thousands)
Bonds	$83	$622	$216	$—	$—	$—
Other invested assets	—	—	—	—	—	—
Other	—	—	—	2	2	—

	83	622	216	2	2	—
Less:
Federal income tax	—	—	—	—	—	—
IMR transfers, net	83	622	216	—	—	—

Net capital gains	$—	$—	$—	$2	$2	$—

Proceeds from bonds sold, redeemed, matured, or otherwise disposed of were $16.7 million, $25.5 million and $15.8 million during 2025, 2024 and 2023 respectively. Gross gains on bonds of $0.1 million, $0.7 million and $0.3 million were realized during 2025, 2024 and 2023 respectively. Gross losses on bonds of $0.0 million, $0.1 million and $0.1 million were realized on sales during 2025, 2024 and 2023 respectively. Proceeds solely from bond sales totaled $7.2 million, $11.0 million and $9.8 million for 2025, 2024 and 2023 respectively.

Policy Loans

The carrying value and estimated fair value of policy loans were $39.5 million and $42.6 million, respectively, at December 31, 2025, and $41.7 million and $43.7 million, respectively, at December 31, 2024. The fair value of policy loans was estimated as the present value of future cash flows using reasonable assumptions for mortality and repayments, discounted at 5.25% at December 31, 2025 and 5.50% at December 31, 2024.

Subprime Mortgage Market Exposure

Monarch Life has no direct exposure to the subprime mortgage market through investments in subprime mortgage loans. It does not have any underwriting exposure to subprime mortgage risk through mortgage guaranty coverage, directors and officers liability coverage, or errors and omission liability coverage.

Monarch Life uses commonly recognized characteristics when defining a subprime mortgage loan. These characteristics include, but are not limited to: borrowers with low credit ratings (e.g. low FICO scores), interest only or negative amortizing loans, high initial loan to value ratios, borrowers with limited documentation of their income and/or assets, and loans with low initial payments that expire after a short initial period and adjust to a variable index rate, plus a margin.

Monarch Life defines direct exposure to the subprime mortgage market as investments directly in subprime mortgage loans or direct investments in securities with underlying subprime mortgage loan exposure such as residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), special investment vehicles (SIV), credit default swaps (CDS), or other similar investment vehicles.

Monarch Life does have indirect exposure to the subprime mortgage market through bonds it owns of various financial companies with subprime mortgage loan exposure. Monarch Life’s review of its indirect exposure to subprime mortgage loans is encompassed within its review of other-than-temporary impairments. There were no other-than-temporary impairment losses recognized during 2025, 2024 and 2023.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 4-INVESTMENTS-continued

Fair Value Measurement

Fair value for financial instruments measured and reported at fair value at December 31:

		2025
		(in thousands)
	Level 1	Level 2	Level 3	Total
Separate account assets	$223,833	$—	$—	$223,833

Total assets at fair value	$223,833	$—	$—	$223,833

		2024
		(in thousands)
	Level 1	Level 2	Level 3	Total
Separate account assets	$210,337	$—	$—	$210,337

Total assets at fair value	$210,337	$—	$—	$210,337

Monarch Life has no derivative assets and liabilities.

Fair value for all financial instruments at December 31:

			(in thousands)
	Aggregate	Admitted	Fair Value			Not Practicable
	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
2025
Bonds	$253,779	$256,043	$24,369	$229,410	$—	$—
Policy loans	42,613	39,460	—	42,613	—	—
Cash and short-term investments	5,529	5,529	5,529	—	—	—
Separate account assets	223,833	223,833	223,833	—	—	—

2024
Bonds	$264,636	$273,185	$24,547	$240,089	$—	$—
Policy loans	43,734	41,691	—	43,734	—	—
Cash and short-term investments	4,218	4,218	4,218	—	—	—
Separate account assets	210,337	210,337	210,337	—	—	—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 5-GENERAL NATURE AND CHARACTERISTICS OF SEPARATE ACCOUNTS

At December 31, 2025 and 2024, Monarch Life currently has four separate accounts (the Accounts), three for variable life insurance policies and one for variable annuity contracts. The Accounts are nonguaranteed, separate and variable accounts. Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from the other assets and liabilities of Monarch Life. The Accounts cannot be charged with liabilities arising out of any other business of Monarch Life and are held for the exclusive benefit of the policyowners and contract owners participating in the Accounts. The assets of the Accounts are carried at fair value. The reserves and benefits under the policies and contracts funded by the Accounts are determined by the performance and/or fair value of the investments held in the Accounts. Monarch Life’s separate account reserves are subject to discretionary withdrawal with no surrender charge.

At December 31, 2025, there were no contracts inforce in the variable annuity separate account.

Monarch Life’s variable annuity contracts contained a minimum guaranteed death benefit (MGDB). Monarch Life had no MGDB exposure at December 31, 2025, 2024 and 2023. That is, for Monarch Life’s entire block of variable annuities, the amount of guaranteed death benefits did not exceed the contracts’ current values.

Information regarding the separate accounts of Monarch Life at December 31, was as follows:

		Nonguaranteed
		Separate Accounts
	2025	2024	2023
		(in thousands)
1. Premiums, considerations or deposits	$410	$456	$495

2. Reserves
For accounts with assets at fair value	$220,209	$206,935	$188,204

Total reserves	$220,209	$206,935	$188,204

3. Reserves by withdrawal characteristics
Subject to discretionary withdrawal At fair value	$220,209	$206,935	$188,204
Not subject to discretionary withdrawal	—	—	—

Sub-total	220,209	206,935	188,204

Other separate account liabilities	3,624	3,402	2,649
Total reserves by withdrawal characteristics and other separate account liabilities	$223,833	$210,337	$190,853

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 5-GENERAL NATURE AND CHARACTERISTICS OF SEPARATE ACCOUNTS-continued

Reconciliation of Net Transfers To (From) Separate Accounts as of December 31, was:

	2025	2024	2023
		(in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to Separate Accounts	$410	$456	$495
Transfers from Separate Accounts	(13,651)	(17,332)	(18,582)

Net transfers to or (from) Separate Accounts	(13,241)	(16,876)	(18,087)
Reconciling adjustments	—	—	(4)

Net transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(13,241)	$(16,876)	$(18,091)

NOTE 6-FEDERAL INCOME TAXES

The components of the net deferred tax asset at December 31, are as follows:

	2025			2024			Change
				(in thousands)
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$25,486	$212	$25,698	$26,251	$249	$26,500	$(765)	$(37)	$(802)
Less statutory valuation allowance adjustment	25,106	212	25,318	25,370	249	25,619	(264)	(37)	(301)

Adjusted gross deferred tax assets	380	—	380	881	—	881	(501)	—	(501)
Deferred tax asset nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal net admitted deferred tax asset	380	—	380	881	—	881	(501)	—	(501)
Less deferred tax liabilities	380	—	380	881	—	881	(501)	—	(501)

Net admitted deferred tax assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Prior years and future years expected taxable losses represent sufficient negative evidence under SSAP 101 and accordingly, a full valuation allowance was recorded against the deferred tax assets, and no admission calculation was required.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 6-FEDERAL INCOME TAXES-continued

In assessing the admissibility of deferred tax assets, SSAP 101 requires companies required to file a Risk-Based Capital Report with the domiciliary state to use the Realization Threshold Limitation Table - RBC Reporting Entities as a component of the admission calculation.

	December 31,
	2025	2024
	(dollars in thousands)
Ratio percentage used to determine recovery Period and threshold limitation amount	13.60%	7.94%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,635	$2,049

There was no impact from Tax-Planning Strategies on deferred taxes.

The 2017 Tax Act contained changes to life insurance company tax reserves. As a result, Monarch Life established an additional deferred tax reserve of $16.9 million. The tax on this reserve amount is brought into taxable income over 8 years beginning 2018. Net Operating Loss carryforwards and any recoverable AMT credits can be used to offset this additional liability. As a result, Monarch Life currently does not anticipate any additional tax liability being incurred. The final year of this add-in is 2025.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 6-FEDERAL INCOME TAXES - continued

Current and deferred income taxes consist of the following major components:

	2025	2024	2023
		(in thousands)
Current income tax:
Federal	$—	$—	$—
Foreign	—	—	—

Subtotal	—	—	—
Federal income tax on net capital gains	—	—	—
Utilization of capital loss carry-forwards	—	—	—

Federal and foreign income taxes incurred	$—	$—	$—

	At December 31,	At December 31,
	2025	2024	Change
		(in thousands)
Deferred tax assets:
Ordinary
Unearned premium reserves	$10	$10	$—
Policyholder reserves	18,372	20,208	(1,836)
Investments	1,397	1,338	59
Compensation and benefits accrual	—	—	—
Pension accrual	55	58	(3)
Net operating loss carry-forward	5,242	4,237	1,005
Tax credit carry-forward	—	—	—
Other (including items <5% of total ordinary tax assets)	410	400	9

Subtotal	25,486	26,251	(765)
Less statutory valuation allowance adjustment	25,106	25,370	(264)
Less nonadmitted	—	—	—

Admitted ordinary deferred tax asset	380	881	(501)

Capital
Investments	—	—	—
Net capital loss carry-forward	212	249	(37)
Real estate	—	—	—
Other (including items <5% of total capital tax assets)	—	—	—

Subtotal	212	249	(37)
Less statutory valuation allowance adjustment	212	249	(37)
Less nonadmitted	—	—	—

Admitted capital deferred tax asset	—	—	—

Admitted deferred tax assets	$380	$881	$(501)

Deferred tax liabilities:
Ordinary
Investments	364	421	(57)
Deferred and uncollected premiums	16	17	(1)
Policyholder reserves	—	443	(443)

Subtotal	380	881	(501)
Capital	—	—	—

Deferred tax liabilities	380	881	(501)

Net deferred tax assets/liabilities	$—	$—	$—

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 6-FEDERAL INCOME TAXES - continued

The provision for federal income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before taxes. The most significant tax adjustments causing this difference are as follows:

At December 31, 2025
(in thousands)
Provision computed at statutory rate -
Pre-tax gain (loss) from operations	$262
Pre-tax capital gain (loss) (before IMR)	17

Total provision computed at statutory rate	279
IMR	(156)
Change in VA	(301)
NOL Expiration Write Off of DTA	150
Deferred Tax True Ups	28

Total	$—

Current federal income tax incurred	$—

Total statutory income taxes	$—

Monarch Life has net operating loss carryforwards at December 31, 2025 of $25.0 million which expire as follows: 2026 - $0.6 million; 2030 - $2.6 million; 2032 - $4.0 million and $17.8 million which does not expire, but can only be used to offset 80% of future years taxable income.

Monarch Life has Capital Loss carryforward at December 31, 2025 of $1.0 million which expires as follows: 2027 - $0.5 million and 2028 - $0.5 million.

Monarch Life has no deposits under Section 6603 of the IRS code (deposits to suspend the interest on potential underpayments).

It is not anticipated that there are any federal or foreign tax loss contingencies which would result in a significant increase in total liability within 12 months of the reporting date.

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022 (“IRA”). For tax years beginning after December 31, 2022, the IRA imposes a new corporate alternative minimum tax (“CAMT”) on applicable corporations with average adjusted financial statement income in excess of $1 billion for the three prior tax years. Monarch Life has determined, based upon the information available as of December 31, 2025, the controlled group of corporations of which it is a member, does not expect to qualify as an applicable corporation. Monarch Life has determined, as of the reporting date, it will not be liable for the CAMT in 2025 or 2024.

The One Big Beautiful Bill Act (“OBBBA”) was enacted on July 4, 2025. The legislation permanently extends certain provisions of the 2017 Tax Cuts and Jobs Act and introduces additional tax measures. Monarch Life evaluated that there was no material impact on these financial statements.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 7-REINSURANCE

Monarch Life reinsures portions of certain policies underwritten, thereby providing greater diversification of risk and minimizing exposure on larger policies. Reserves for life, annuity, and accident and health policies are reported in the accompanying financial statements net of reinsurance ceded. Monarch Life generally remains liable in the event that the reinsuring companies do not meet their obligations under these reinsurance contracts.

Amounts recoverable from reinsurers on Monarch Life’s statements of admitted assets, liabilities, capital stock and surplus were $2.6 million at December 31, 2025 and $3.0 million at December 31, 2024. These amounts are primarily the result of paid losses recoverable (which are settled in the normal course of business).

In connection with a reinsurance agreement entered into in 1990, Monarch Life received a $75.0 million advance of the estimated future statutory profits on 55% of its disability income insurance business inforce at December 31, 1989. The advance was to be reduced solely from post-1992 statutory profits, if any, on this pre-1990 block of business. As a result of losses in most years on this block of business, the $75.0 million advance has not been reduced.

In 1993, Monarch Life ceded to Central United Life Insurance Company (Central United) all of its direct and assumed individual hospital indemnity business. As of December 31, 2025 and 2024, there was less than $0.1 million of reserve on policies ceded by Monarch Life under an indemnity reinsurance agreement and not yet assumed by Central United under an assumption reinsurance agreement. Until assumption, Monarch Life remains liable to affected policyholders in the event that Central United does not meet its obligations under the indemnity agreement.

During calendar years 2023 and 2024, Monarch Life negotiated the recapture of the yearly renewable term insurance treaties in effect for Monarch Life’s variable life insurance business. Those treaties were substantially recaptured prior to December 31, 2025. The recapture of these treaties occurred at no cost to Monarch Life, and Monarch Life expects to incur no future costs in recapturing the remainder of the treaties.

NOTE 8-LITIGATION

Monarch Life is, as part of the nature of the insurance industry, involved in litigation concerning policy benefits and certain other matters. These suits may seek both punitive and compensatory damages. Management is of the opinion that the ultimate resolution of such litigation will not have a material adverse effect on Monarch Life’s financial condition.

NOTE 9-COMMITMENTS AND CONTINGENCIES

Monarch Life leases space under a lease expiring in 2027. The minimum aggregate rental commitments are as follows: 2026 - $154,151, and 2027 - $144,056.

Monarch Life is periodically assessed (as are other life insurance companies) by various state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. During 2025, as in prior years, Monarch Life requested payment deferrals of these assessments from certain state guaranty associations. As described in note 2, pursuant to a state permitted accounting practice, the liability has been reported as zero. The total amount of this liability in these financial statements was zero at December 31, 2025, and at December 31, 2024. The amount of future assessments is not currently estimable. The total amount of requested deferrals was $1.8 million at both December 31, 2025 and 2024.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 10-CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

The insurance statutes of the Commonwealth of Massachusetts require Monarch Life to have and maintain minimum capital and surplus levels of $0.5 million and $2.2 million, respectively. At both December 31, 2025 and 2024, Monarch Life’s surplus was less than the minimum surplus requirement.

The maximum amount of dividends which could be paid to Monarch Life’s stockholder would normally be restricted to the greater of 10% of surplus at the preceding December 31, or the net income from operations of the prior year. Pursuant to the receivership described in Note 1, any proposed payment of such dividend currently requires the approval of the Receiver.

The NAIC has model solvency related guidelines (risk-based capital rules) to strengthen solvency regulation of insurance companies. Under these risk-based capital rules, if an insurers’ risk-based capital (as determined under the risk-based capital formula) falls below specified risk-based capital levels, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. Based upon computations made by Monarch Life in accordance with the prescribed life and health risk-based capital formulas, Monarch Life’s total adjusted capital is at the Mandatory Action Level as of both December 31, 2025 and 2024.

Unpaid accrued interest on Monarch Life’s surplus notes amounted to $3.8 million at December 31, 2025 and $3.5 million at December 31, 2024. Interest on the surplus notes is recorded as an expense and a liability only after Monarch Life has received approval to make a payment from the Commissioner. No payments have been approved to date. Accrued interest that has not been approved for payment is not reported through operations or as an addition to the surplus notes, and accordingly, is not reflected in these financial statements.

NOTE 11-RELATED PARTY TRANSACTIONS

Monarch Life has an agreement dated June 13, 1995, with Baystate Capital Services, Inc. (Baystate Capital), a registered broker-dealer, under which Baystate Capital serves as a broker-dealer for Monarch Life in order for Monarch Life to continue to accept premiums on, and meet contractual obligations under, existing variable life insurance policies and variable annuity contracts previously issued by Monarch Life. Baystate Capital is a wholly-owned subsidiary of Monarch Life.

In accordance with various agreements between Monarch Life and Baystate Capital, all operating expenses of Baystate Capital are borne by Monarch Life.

Monarch Life entered into an Expense Allocation Agreement with Regal Re and other affiliates dated October 1, 1993. The agreement provides a methodology for allocating and reimbursing both direct and overhead expenses. Amounts allocated by Monarch Life were $0.1 million in 2025, 2024, and 2023.

MONARCH LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

December 31, 2025

NOTE 12-PENSION AND OTHER POSTRETIREMENT BENEFITS

Monarch Life sponsors a defined contribution plan for its eligible employees which complies with requirements established by the Employee Retirement Income Security Act (ERISA) and is qualified under Section 401(k) of the Internal Revenue Code. Participation in the plan is voluntary and certain amounts of employees’ contributions (subject to limitations) were matched by Monarch Life until April of 2009, at which point the matching was suspended.

Monarch Life contracts with an outside vendor to provide life insurance benefits to certain retirees. The net amount incurred is based on premiums paid by Monarch Life, as well as an amount recorded for the change in the liability for the expected future cost of providing these postretirement benefits. The net amount incurred to operations was $8.1 thousand for 2025, $(26.5) thousand for 2024, and $(2.4) thousand for 2023. As discussed in Note 2, Monarch Life has recorded the entire liability for the expected future cost, the amount of which was $0.3 million at both December 31, 2025 and 2024.

NOTE 13-TRUSTS AND ESCROWS

Springfield Life Insurance Company, Incorporated (Springfield Life), was merged into Monarch Life on May 1, 1995. The merger agreement obligates Monarch Life to maintain previously existing trusts to secure Monarch Life’s obligations under the former Springfield Life policies. The Vermont Commissioner of Insurance is the beneficiary of those trusts, the aggregate fair value of which was $10.3 million at December 31, 2025 and $10.1 million at December 31, 2024.

Effective June 1, 1995, Monarch Life established an escrow account to secure certain amounts held in Monarch Life’s general account associated with variable life insurance policies previously issued by Monarch Life. The amounts are for reserves attributable to death benefits and certain other general account obligations on these policies. The fair value of the amount in escrow was $11.3 million at December 31, 2025 and $10.9 million at December 31, 2024.

Monarch Life has a collateralization agreement with Bank of America N.A., to provide the bank security in connection with services it provides to Monarch Life. The fair value of the amount in the collateral account was $4.4 million at December 31, 2025 and $4.1 million at December 31, 2024.

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 1 - Selected Financial Data

(amounts in 000’s)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves:

Investment Income Earned:
Government Bonds	$203

Other bonds (unaffiliated)	13,735

Bonds of affiliates	—

Preferred stocks (unaffiliated)	—

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	—

Common stocks of affiliates	—

Mortgage loans	—

Real estate	—

Premium notes, policy loans and liens	2,108

Collateral loans	—

Cash on hand and on deposit	95

Short-term investments	—

Other Invested Assets	—

Derivative Instruments	—

Aggregate write-ins for investment income	—

Gross investment income	$16,141

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Farm mortgages	$—

Residential mortgages	—

Commercial mortgages	—

Total mortgage loans	$—

Mortgage Loans by Standing - Book Value:
Good standing	$—

Good standing with restructured terms	$—

Interest overdue more than three months, not in foreclosure	$—

Foreclosure in process	$—

Other Long Term Assets - Statement Value	$—

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value
Bonds	$—

Preferred Stocks	$—

Common Stocks	$—

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 1 - Selected Financial Data - continued

(amounts in 000’s)

Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity - Statement Value
Due within one year or less	$18,190

Over 1 year through 5 years	52,115

Over 5 years through 10 years	76,451

Over 10 years through 20 years	85,700

Over 20 years	23,587

Total by Maturity	$256,043

Bonds by Class - Statement Value
Class 1	$192,073

Class 2	62,526

Class 3	1,444

Class 4	—

Class 5	—

Class 6	—

Total by Class	$256,043

Total Bonds Publicly Traded	$238,963

Total Bonds Privately Placed	$17,080

Preferred Stocks - Statement Value	$—

Common Stocks - Fair Value	$—

Short-Term Investments - Statement Value	$—

Financial Options Owned - Statement Value	$—

Financial Options Written and Inforce - Statement Value	$—

Financial Futures Contracts Open - Current Price	$—

Cash on Deposit	$5,529

Life Insurance Inforce:
Industrial	$—

Ordinary	$397,977

Credit Life	$—

Group Life	$66

Amount of Accidental Death Insurance Inforce
Under Ordinary Policies	$720

Life Insurance Policies with Disability Provisions Inforce:
Industrial	$—

Ordinary	$492

Credit Life	$—

Group Life	$—

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 1 - Selected Financial Data - continued

(amounts in 000’s)

Supplementary Contracts Inforce:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$—

Income Payable	$49

Ordinary - Involving Life Contingencies
Income Payable	$130

Group - Not Involving Life Contingencies
Amount of Deposit	$—

Income Payable	$—

Group - Involving Life Contingencies
Income Payable	$—

Annuities:
Ordinary
Immediate - Amount of Income Payable	$11,723

Deferred - Fully Paid - Account Balance	$1,455

Deferred - Not Fully Paid - Account Balance	$—

Group
Amount of Income Payable	$311

Fully Paid Account Balance	$—

Not Fully Paid - Account Balance	$—

Accident and Health Insurance - Premiums Inforce
Ordinary	$2,308

Group	$—

Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11

Dividend Accumulations - Account Balance	$141

Claim Payments 2025:
Group Accident and Health Year - Ended December 31, 2025
2025	$—

2024	$—

2023	$—

Prior	$—

Other Accident and Health
2025	$114

2024	$237

2023	$345

Prior	$14,717

Other Coverages that use developmental methods to calculate claims reserves
2025	$—

2024	$—

2023	$—

Prior	$—

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 2 - Investment Risk Interrogatories

(amounts in 000’s)

Monarch Life Insurance Company’s (Monarch Life) total admitted assets (excluding separate accounts) as reported on page two of its Annual Statement: $308,351.

1.

State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (I) U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (II) property occupied by the company and (III) policy loans.

	Amount	Percentage of Total Admitted Assets
Bonds - Grand Metro	3,188	1.0%
Bonds - First Union Corp.	3,158	1.0%
Bonds - Pfizer	3,068	1.0%
Bonds - Consolidated Edison	3,031	1.0%
Bonds - Merk	3,027	1.0%
Bonds - Comcast	3,027	1.0%
Bonds - MetLife	3,020	1.0%
Bonds - Unilever	3,011	1.0%
Bonds - Lowes	3,003	1.0%
Bonds - Hydro Quebec	2,998	1.0%

2.	State the amounts and percentages of Monarch Life’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds
NAIC-1	$192,073	62.3%
NAIC-2	62,526	20.3%
NAIC-3	1,444	0.5%
NAIC-4	0	0.0%
NAIC-5	0	0.0%
NAIC-6	0	0.0%
Preferred Stocks	0	0.0%

3.

State the amounts and percentages of Monarch Life’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86—Derivative Instruments), including (I) foreign-currency-denominated investments of $0 supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (II) Canadian investments and currency exposure of $0.

a.	Aggregate foreign investment exposure (excluding Canada) categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1	$11,926	3.9%
Countries rated NAIC-2	0	0.0%
Countries rated NAIC-3 or below	0	0.0%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 2 - Investment Risk Interrogatories-continued

(amounts in 000’s)

b.	The two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country: Germany	$4,175	1.4%
Country: France	2,761	0.9%
Countries rated NAIC-2:	NONE	0.0%
Countries rated NAIC-3 or below: -	NONE	0.0%

c.	Aggregate unhedged foreign currency exposure -	NONE	0.0%

d.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating -	NONE	0.0%

e.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating -	NONE	0.0%

•	List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

NAIC rating 2	- Deutsche Telekom	$2,173	0.7%
NAIC rating 1	- Siemens	2,002	0.6%
NAIC rating 2	- Vodafone	1,992	0.6%
NAIC rating 1	- Commonwealth Bank of Australia	1,985	0.6%
NAIC rating 2	- France Telecom	1,741	0.6%
NAIC rating 1	- Total Capital	1,020	0.3%
NAIC rating 1	- Norsk Hydro	1,013	0.3%

4.

State the amounts and percentages of Monarch Life’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including Canadian-currency-denominated investments of $0 supporting Canadian-denominated insurance liabilities of $0.

a. Canadian investments	$12,874	4.2%
b. Unhedged Canadian currency exposure	0	0.0%

5.

State the aggregate amounts and percentages of Monarch Life’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days). NONE

6.

State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1). Total less than 2.5%.

7.

State the amounts and percentages of the entity’s total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under (I) Securities Exchange Commission (SEC) Rule 144a or (II) SEC Rule 144 without volume restrictions. Total less than 2.5%

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 2 - Investment Risk Interrogatories-continued

(amounts in 000’s)

8.	State the amounts and percentages of Monarch Life’s total admitted assets held in general partnership interests (included in other equity securities). NONE

9.	With respect to mortgage loans reported in Schedule B in Monarch Life’s Annual Statement, state the amounts and percentages of Monarch Life’s total admitted assets held. NONE

10.

State the amounts and percentages of Monarch Life’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A of Monarch Life’s Annual Statement, excluding property occupied by the company. NONE

11.	State the amounts and percentages of Monarch Life’s total admitted assets subject to the following types of agreements. NONE

12.	State the amounts and percentages for warrants not attached to other financial instruments, options, caps and floors. NONE

13.	State the amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards. NONE

14.	State the amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts. NONE

15.

State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in Monarch Life’s Annual Statement. NONE

16.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine mortgage loans. NONE

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 3 - Summary Investment Schedule

(amounts in 000’s)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories Issuer credit obligations:
U.S. government	$7,361	2.4%	$7,361	2.4%
Other U.S government	15,468	5.1	15,468	5.1
Non - U.S sovereign	2,914	1.0	2,914	1.0
Municipal bonds – special revenue	6,835	2.3	6,835	2.3
Corporate bonds	211,540	70.3	211,540	70.3

Total issuer obligations	244,118	81.1	244,118	81.1
Asset-backed securities:
Financial – self-liquidating	11,925	4.0	11,925	4.0
Common stocks:
Parent, subsidiaries and affiliates	79	0.0	—	—
Cash and cash equivalents:
Cash	3,107	1.0	3.107	1.0
Cash equivalents	2,422	0.8	2,422	0.8

Total cash, cash equivalents	5,529	1.8	5,529	1.8
Contract loans	39,460	13.1	39,460	13.1
Other invest assets	—	—	—	—

Total invested assets	$301,111	100.0%	$301,032	100.0%

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 4 - Supplemental Schedule Of Reinsurance Disclosures

For The Year Ended December 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has Monarch Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:  __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.

Has Monarch Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:  __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

3.

Does Monarch Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

MONARCH LIFE INSURANCE COMPANY

(in Receivership)

(A Wholly-Owned Subsidiary of Regal Reinsurance Company)

Monarch Life Insurance Company

Audited Statutory Financial Statements for the Year Ended December 31, 2025

Schedule 4 - Supplemental Schedule Of Reinsurance Disclosures-continued

For The Year Ended December 31, 2025

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.

Has Monarch Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		N/A

5.

Has Monarch Life Insurance Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below: